SUB-ITEM 77H

As of October 31, 2012, the following entities did not own 25% or more of the voting securities of MFS Lifetime 2050 Fund:

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|PERSON/ENTITY                           |
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|MASSACHUSETTS FINANCIAL SERVICES COMPANY|
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|NY LIFE TRUST COMPANY                   |
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As of October 31,  2012,  the  following  entity owned 25% or more of the voting securities of the Fund:

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|PERSON/ENTITY                     |FUND                  |PERCENTAGE|
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|MARSHALL & ILSLEY TRUST COMPANY NA|MFS LIFETIME 2040 FUND|31.10%    |
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|MARSHALL & ILSLEY TRUST COMPANY NA|MFS LIFETIME 2050 FUND|62.71%    |
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As of November 1, 2012, the following entity  owned  25%  or  more of the voting securities of the Fund:

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|PERSON/ENTITY                           |FUND                  |PERCENTAGE|
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|MASSACHUSETTS FINANCIAL SERVICES COMPANY|MFS LIFETIME 2015 FUND|100%      |
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|MASSACHUSETTS FINANCIAL SERVICES COMPANY|MFS LIFETIME 2025 FUND|100%      |
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|MASSACHUSETTS FINANCIAL SERVICES COMPANY|MFS LIFETIME 2035 FUND|100%      |
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|MASSACHUSETTS FINANCIAL SERVICES COMPANY|MFS LIFETIME 2045 FUND|100%      |
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|MASSACHUSETTS FINANCIAL SERVICES COMPANY|MFS LIFETIME 2055 FUND|100%      |
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